UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4163

T. Rowe Price Tax-Free High Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2009

Item 1: Report to Shareholders

Tax-Free High Yield Fund	February 28, 2009

The views and opinions in this report were current as of February 28, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

The economic downturn and credit crunch have affected all markets. Still, investment-grade municipal bonds produced good returns in the one-year period ended February 28, 2009. In the last six months, short- and intermediate-term securities produced moderate gains, but long-term issues generally declined. Lower-quality securities plunged in both periods, pressured by low liquidity, heightened risk aversion, periods of indiscriminate selling, and diminished demand. The T. Rowe Price Tax-Free Funds generally outperformed their Lipper peer group averages in both periods, largely on the strength of our rigorous, proprietary research. The funds’ long-term relative performance remains favorable.

HIGHLIGHTS

• Municipal yields fell during the funds’ fiscal year, particularly on securities with the shortest maturities.

• The funds’ returns compared favorably with those of our Lipper peers, thanks to our relatively low fee structure, our proprietary research, and our cautious investment approach in a challenging environment.

• High-quality general obligation and prerefunded bonds performed best during the past six months, while lower-quality revenue securities did poorly.

• At the end of the period, municipal bonds were still offering extremely attractive yields relative to their taxable equivalents, but we expect it will take some time for the credit markets to gradually restore themselves to more normal operating conditions.

MARKET ENVIRONMENT

The U.S. economy is currently in a recession—one that began in December 2007, according to the National Bureau of Economic Research. Consumer spending, stock prices, and home values have declined; national unemployment increased to 8.1% by the end of our reporting period; and weakened financial institutions have significantly curtailed lending to preserve capital and avoid additional loan-related losses. According to current estimates, the economy shrank at an annualized rate of 6.2% in the fourth quarter of 2008, and first-quarter 2009 gross domestic product data could be just as bad. We anticipate economic weakness will persist until at least the middle of 2009.

In the last six months, U.S. Treasury yields fell sharply across all maturities as the Federal Reserve reduced the fed funds target rate to an all-time low range of 0.00% to 0.25% by the end of 2008. Short- and intermediate-term municipal bond yields also declined significantly. Long-term municipal bond yields remained relatively high, however, as deleveraging and forced selling contributed to a material supply/demand imbalance that has impacted the long end of the municipal yield curve.

Although some states are struggling more than others because of significant exposure to the housing and financial market downturns, we believe municipal market weakness primarily reflects general risk aversion rather than fundamental credit concerns. Tax-free securities are still an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets.

As of February 28, 2009, the 3.10% yield offered by a 10-year tax-free municipal bond rated AAA was about 103% of the 3.01% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive, with a 4.84% yield that is about 130% of the 3.71% pretax yield offered by 30-year Treasuries.

Based on current valuations and our belief that the municipal bond market remains a high-quality market, we think investors who are seeking tax-free income and are willing to accept the potential for more near-term volatility should consider taking advantage of what still appears to be an attractive long-term buying opportunity for munis.

MUNICIPAL MARKET NEWS

New municipal supply in 2008 totaled about $390 billion, according to The Bond Buyer. Much of this supply came during the first three quarters of the year, before credit markets overall seized up immediately following the collapse of Lehman Brothers in mid-September. With the national economy likely to be in a recession until at least midyear and with a significant fiscal stimulus package that will provide some direct capital spending to the states, we anticipate aggregate new borrowing in 2009 could be lower than in 2008.

Demand from retail investors for municipal securities has picked up markedly in recent months. However, interest from retail alone was unable to support the market in the face of a substantial unwinding of leveraged trades involving municipal bonds, selling related to margin calls, and a diminished list of broker-dealers willing to provide liquidity for tax-free bonds. Given the continuing credit market stress, short- and intermediate-term and AAA rated municipal securities had greater appeal than long-term and lower-quality issues.

Sector performance during our fiscal year was mixed. In the last six months, prerefunded and escrow-to-maturity bonds were the only segments that produced gains. Insured, education, transportation, and housing revenue bonds were flat. In the one-year period, most high-quality sectors advanced moderately, led by prerefunded and escrow-to-maturity bonds. Higher-yielding bonds in the industrial revenue/pollution control revenue, tobacco, and life-care sectors were hammered in both periods as investors shunned lower-quality credits.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND
The fund outpaced the average return of competitor funds during the 6- and 12-month periods ended February 28, 2009, with returns of 0.69% and 1.60%, respectively, compared with 0.64% and 1.40% for the Lipper Tax-Exempt Money Market Funds Average. The portfolio’s seven-day simple dividend yield was 0.41% at the end of the reporting period, down from 1.46% six months ago and 2.58% at the end of February 2008. A money fund’s yield more closely reflects its current earnings than does the total return.

Since our last letter to shareholders, markets have been severely tested, with the money markets at the epicenter of the turmoil. The flow of credit begins in the money markets, where lending all but shut down last fall. The aftershocks of this credit crunch continue to disrupt all financial markets. Investors fleeing falling markets have pushed demand for the safe haven of money funds to record levels, while high-quality investable supply has been sharply curtailed. The Lehman Brothers bankruptcy and the subsequent collapse of a non-T. Rowe Price money fund put all money funds on the defensive, creating an environment in which liquidity was of paramount concern. The deepening credit problems facing banks continue to reduce viable sources of new issue in our market. The forced mergers of Bank of America with Merrill Lynch and Wells Fargo with Wachovia further reduced potential trading counterparties. These events and plunging equity markets provided the backdrop for extreme volatility in money market rates.

Although the Federal Reserve’s move to a 0% fed funds rate has shifted all money market yields lower compared with six months ago, the path to lower rates has been anything but smooth. Immediately following the collapse of Lehman Brothers in September, money market credit spreads widened rapidly, placing the money markets under extreme duress. For example, the three-month Libor (a taxable benchmark rate) rose 200 basis points (2.00%) in just three weeks. To alleviate this pressure, the Federal Reserve and Treasury buttressed the money markets with liquidity facilities and other measures to protect investors. Among the best-received initiatives was the Treasury’s Money Market Guarantee Program—in which your fund participated—designed to protect shareholders and boost confidence in money funds. (Please refer to page 14 for additional information about the Treasury’s guarantee program.) Ongoing initiatives by the Federal Reserve and Treasury are slowly returning the money markets to normal, although a fully revived market is not yet visible on the horizon.

In many ways, municipal money markets have fared better than their taxable counterparts during these troubled times. Among other factors, the structure of municipal debt, such as variable-rate demand notes with their mandatory tender feature, has enabled municipal money funds to maintain both liquidity and stability lacking in the taxable market. Nevertheless, municipal rates moved across a wide range in the past six months; seven-day rates, which began the six-month period at 1.85%, moved as high as 7.67% during late September and early October, and then retreated to a low of 0.64% before ending the reporting period at 0.78%. Rates on longer-dated maturities spiked briefly in the fall but have also responded to the Fed’s aggressive rate cutting. For example, one-year municipal rates, which began the period around 1.67%, ended February yielding approximately 0.65%.

Our focus in managing your fund remains on stability of principal through proprietary credit research and on liquidity by maintaining a significant percentage of the portfolio in high-quality variable-rate demand notes. To preserve yield in the face of falling interest rates, we have extended the portfolio’s weighted average maturity by selectively investing in higher-quality, fixed-rate issues where we have a high degree of confidence in the issuer. Recently, we have also attempted to stabilize the fund’s yield by increasing our exposure to high-quality commercial paper issuers. Because of these steps, we believe it is unlikely that the fund’s yield will fall below the level of its expenses. Should this occur, however, T. Rowe Price has decided it may voluntarily choose to waive all or a portion of its management fee for a given day in order to maintain a minimum net yield of 0.00% for all its money funds, including the Tax-Exempt Money Fund. You should have recently received notice of a supplement to the fund’s prospectus reflecting this change.

Looking ahead at the next six months, we anticipate challenges as credit markets sort themselves out. The Federal Reserve will likely remain on hold through most, if not all, of 2009. Money market rates should remain low and could fall further as credit concerns ease. Market participants will likely continue to pay a premium for liquidity and quality. In such an unsettled environment, we take great comfort in the strength of our rigorous investment process.

TAX-FREE SHORT-INTERMEDIATE FUND
The fund returned 2.05% over the past six months and 4.89% during the 12 months ended February 28, 2009, compared with respective returns of 0.66% and 3.21% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. The fund’s net asset value per share was $5.42 at the end of February, compared with $5.40 at the end of August 2008 and $5.34 one year ago. Dividends per share contributed $0.18 to the fund’s total return during its fiscal year.

During the past six months, the fund held 22.0% of its assets in state and local general obligation bonds and 11.4% in prerefunded bonds. The highest-quality general obligation and prerefunded bonds performed well. While 47.0% of the portfolio was invested in various types of revenue bonds, which detracted from performance, our proprietary in-house research helped us avoid many securities that hindered the performance of competitor funds. Yields on many revenue sectors widened dramatically and generated significant negative returns for the six-month period. We concentrated our purchases of revenue bonds on higher-quality securities because we were concerned about the impact of downgrades on the sector and the effect the flagging economy would have on their yields versus general obligation bonds. The remaining 19.6% of portfolio assets was allocated to other securities and cash alternatives at the end of the period.

In addition, we shortened the duration of the portfolio (duration is a measure of a bond fund’s sensitivity to changes in interest rates) starting at the beginning of the fund’s fiscal year, which helped our overall performance. The fund ended with a weighted average effective duration of 2.7 years compared with 2.9 years at the end of August and 3.2 years one year ago.

Our allocation of lower-quality bonds hurt fund performance during the past six months as high-quality municipals benefited from the flight to quality in the Treasury market. In both the Treasury and municipal markets, five-year yields declined significantly, although municipal securities remain very attractive relative to Treasury bonds. Since we have a more favorable view of the long-term prospects of good revenue bonds, we sold some of our higher-quality securities and reinvested in higher-yielding AA electric revenue bonds and AA hospital bonds. Looking ahead, we believe our high-quality essential service revenue bonds and high-quality hospital securities can hold up better in a prolonged economic downturn.

TAX-FREE INCOME FUND
Your fund returned -2.30% during the past six months and 2.22% during the fund’s fiscal year ended February 28, 2009. Although our loss during the past six months was unwelcome, the results compare favorably with the -4.58% and -0.60% returns, respectively, for the Lipper General Municipal Debt Funds Average, a benchmark measuring the performance of similar funds. (Performance for the Advisor Class was slightly lower, reflecting its higher expenses, but was still above the Lipper average.) The fund’s net asset value per share was $9.21 at the end of February, compared with $9.66 at the end of August and $9.44 one year ago. Dividends per share contributed $0.44 to the fund’s total return during its fiscal year.

The fund’s quality diversification shifted slightly during the past six months. The portfolio’s allotment of AAA holdings declined as we increased our exposure to AA and BBB rated credits to take advantage of inordinately high yields resulting from distress in the market. Many of these bonds, which included newly issued debt as well as secondary market offerings, were top performers as the market rallied. We made these purchases with the proceeds from the sale of high-quality prerefunded securities, which had outperformed the overall market. We had been overweight in this segment of our market and believed it was time to lighten our exposure. One year ago, the fund held almost 19% of assets in prerefunded bonds, but at the end of February 2009, we had lowered our exposure to 9.4%.

We directed the proceeds from these sales into essential revenue rather than general obligation bonds. For example, over the past six months we raised our allotment of electric revenue securities by two percentage points to 13.4% . We also increased the fund’s exposure to high-quality higher education issues with the purchase of University of Virginia and University of Colorado credits. The portfolio’s exposure to the dedicated tax revenue sector went up with investments in higher-rated and, in some cases, noncallable bonds such as Garden State Preservation in New Jersey and Illinois Regional Transportation Authority. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Turnover in the fund remained heavy during the period for various reasons. We continued to implement loss swaps by selling bonds at a loss and simultaneously reinvesting in securities with higher coupons to improve income distribution. These losses will allow us to offset potential future gains and retain the fund’s strong record in tax efficiency.

The yield curve in the municipal market remained very steep, and longer maturities offered attractive yields. Our bias in this area is reflected in our overweighting of 20-year-plus maturities while underweighting bonds in the 3- to 15-year range relative to our benchmark.

Portfolio holdings that underperformed the general market were primarily lower-rated credits held in various sectors, including hospital and life care, as well as smaller positions in tribal gaming, prepaid gas, and bonds secured by the tobacco companies’ Master Settlement Agreement with the states. The fund holdings that performed best varied from high-quality intermediate bonds and prerefunded holdings to various credits purchased during periods of distress mentioned above.

At the end of the period, municipal bonds were still offering extremely attractive yields relative to their taxable equivalents. The jury is still out on how much new supply will be entering the market as budget deficits continue to expand. While aid from the federal government is helpful at the moment, many states and localities face longer-term structural imbalances. We expect that it will take some time for the credit markets to gradually restore themselves to more normal operating conditions, particularly against the backdrop of a weak economic environment.

TAX-FREE HIGH YIELD FUND
It was a historically difficult year for medium- and lower-quality municipals in 2008. As a result, we are unhappy to report that the Tax-Free High Yield Fund returned -15.47% during the past six months and -12.54% for the 12 months ended February 28, 2009, compared with respective returns of -17.69% and -15.66% for the Lipper High Yield Municipal Debt Funds Average, which measures the performance of similar funds. While we surpassed the returns of our peers, we understand that it is never pleasant to report a loss. The fund’s net asset value per share was $8.99 at the end of February, compared with $10.97 at the end of August and $10.88 one year ago. Dividends per share contributed $0.57 to the fund’s total return during its fiscal year.

We increased our holdings in hospital revenue bonds during the year. The finances of hospital systems face considerable headwinds in today’s economic climate, including constrained reimbursements from states, a higher percentage of uninsured patients, and losses in their investment portfolios. However, we believe that the vital services hospitals provide, the noncyclical nature of their businesses, and some help from federal funding will enable most hospitals to cover their debt obligations even in this stressful period.

In addition, we raised our allotment of corporate-backed industrial revenue bonds, focusing most heavily on companies that provide essential, less cyclical services to their customers, including utilities companies Reliant and American Electric Power, waste removal company Waste Management, and oil refiners Marathon and CITGO. (Please refer to our portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

At the same time, we reduced our exposure to highly rated prerefunded bonds, which along with other high-quality intermediate-maturity bonds performed exceptionally well throughout the period. As these bonds moved up in value, their yields fell to historically low levels (prices and yields move counter to each other). We used the proceeds from the sales to buy beaten-down securities in higher-yielding sectors.

In keeping with our theme of focusing on essential service revenue bonds, we also increased the portfolio’s exposure to higher-rated toll road revenue bonds. These systems generate durable revenue streams for the payment of bond debt service. We particularly emphasized toll road projects that demonstrate strong market share, have limited substitutes, and generally relieve traffic congestion. Among them were bonds issued by the North Texas Toll Authority and Illinois Toll Authority.

OUTLOOK

The national recession will reduce the tax revenues collected by state and local municipalities, contributing to worries about a general decline in the overall credit quality of the municipal market. In addition, the credit environment for the municipal market is likely to remain challenging for some time. Municipal bond defaults, which historically have been rare, are likely to increase moderately over the next year. Nevertheless, many municipal issuers are making the difficult but necessary fiscal decisions—higher taxes, lower spending, or a combination of the two—as they adjust to the economic downturn.

We believe the municipal market offers good long-term value, especially considering that tax rates are likely to rise in the next few years. Investment-grade municipal bond valuations, though they have rebounded from extremely inexpensive levels over the last year, remain attractive. Fixed-income investors seeking relative safety have been drawn to municipal securities by their yield advantage over Treasuries and money market instruments, but investors should be prepared for additional periods of volatility stemming from occasional supply/demand imbalances.

We believe T. Rowe Price’s strong credit research capabilities have been and will continue to be an asset for our tax-free fund investors. We continue to conduct our own thorough research and assign our own independent credit ratings before making investment decisions, rather than relying solely on external rating agencies or bond insurance for our investment selection. We are currently focused on buying municipal assets that have declined in price due to liquidity problems, rather than fundamental credit problems. We think this will position our portfolios to generate excellent long-term relative returns that are more in line with historical norms for our asset class.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas and Mary J. Miller
Cochairs of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

March 20, 2009

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

SUPPLEMENT TO PROSPECTUS

The following information updates the prospectus for the Tax-Exempt Money Fund, dated July 1, 2008, and supersedes the supplement dated December 18, 2008:

The Money Fund is participating in the Temporary Guarantee Program for Money Market Funds (“Program”) established by the U.S. Treasury Department. The Program’s guarantee only covers shareholders in participating money market funds as of the close of business on September 19, 2008 (“Eligible Shareholders”), and does not protect new shareholders after that date. Subject to certain conditions and limitations, the Program guarantees that Eligible Shareholders will receive $1.00 for each money market share held. The guarantee applies if a participating money market fund’s net asset value per share falls below $0.995 and the fund decides to liquidate (“Guarantee Event”). Upon declaration of a Guarantee Event, a fund must stop accepting purchases, suspend redemptions, cease the declaration and payment of dividends, and proceed to liquidate.

The number of shares guaranteed under the Program for each Eligible Shareholder is the lesser of (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned when a Guarantee Event occurs. In addition, Eligible Shareholders could lose coverage under the Program if they close their account or change their account registration. Upon any money market fund liquidation pursuant to the Program, shares not covered under the Program will receive only the fund’s net asset value per share, which may be less than $1.00. Payments under the Program are subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The Money Fund has participated in the Program since the Program’s inception. The U.S. Treasury Department has further extended the Program through September 18, 2009, and the fund will continue participating in the Program. The Program’s guarantee still only covers Eligible Shareholders and will not protect new shareholders of the fund after the close of business on September 19, 2008. Participation in each term of the Program requires payment of a fee to the U.S. Treasury Department. The cost to participate is borne by the fund.

The participation fee paid by the fund for the initial three-month term of the Program (September 19, 2008, through December 18, 2008) was 0.01% of its net assets as of the close of business on September 19, 2008. The participation fee for the first extension of the Program (December 19, 2008, through April 30, 2009) was 0.015% of its net assets as of the close of business on September 19, 2008, and the fee for the second extension of the Program (May 1, 2009, through September 18, 2009) is 0.015% of its net assets as of the close of business on September 19, 2008.

The date of this supplement is April 13, 2009.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Auction-rate securities (ARS): A type of security used in municipal financing. Although these securities have long-term maturities, their interest rates are reset every 7, 25, or 35 days through an auction process.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Barclays Capital Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Barclays Capital U.S. Aggregate Index: An unmanaged index made up of the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better, with at least one year to maturity, and an outstanding par value of at least $250 million.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Monoline insurers: Insurers that guarantee the timely repayment of principal and interest on bonds when an issuer defaults. They are so named because they provide services to only one industry.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Tender option bond: Obligations that grant the bondholder the right to require the issuer, or a specified third party acting as agent for the issuer, to purchase the bonds, usually at par, at a specified time prior to maturity, or upon the occurrence of certain events or conditions.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Income Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
MUNICIPAL SECURITIES 97.6%		
Alabama 2.3%		
Camden Ind. Dev. Board, Weyerhaeuser, 6.125%, 12/1/24 (Prerefunded 12/1/13) (1)	3,100	3,640
Camden Ind. Dev. Board, Weyerhaeuser, 6.375%, 12/1/24 (Prerefunded 12/1/13) (1)(2)	1,500	1,740
Courtland Ind. Dev. Board, PCR, Int'l. Paper, 4.75%, 5/1/17	5,000	3,822
Courtland Ind. Dev. Board, PCR, Int'l. Paper, 6.70%, 11/1/29 (2)	1,000	714
Huntsville - Redstone Village Special Care Fac. Fin. Auth. 5.50%, 1/1/28	2,500	1,591
Huntsville - Redstone Village Special Care Fac. Fin. Auth. 5.50%, 1/1/43	2,500	1,394
Huntsville - Redstone Village Special Care Fac. Fin. Auth. 8.125%, 12/1/26 (Prerefunded 12/1/12) (1)	2,950	3,654
Huntsville - Redstone Village Special Care Fac. Fin. Auth. 8.25%, 12/1/32 (Prerefunded 12/1/12) (1)	700	870
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/31	3,500	2,434
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/36	1,850	1,237
Phenix City, MeadWestvaco, PCR, 6.35%, 5/15/35 (2)	3,000	1,870
Prattville Ind. Dev. Board, Int'l. Paper, IDRB, 4.55%, 12/1/26	1,525	1,085
Selma Ind. Dev. Board, Int'l. Paper, PCR, 6.70%, 2/1/18 (2)	2,000	1,691
Univ. of Alabama Board of Trustees, Birmingham Hosp., VR 5.25%, 9/1/25	1,970	1,775
		27,517
Alaska 0.7%		
Alaska HFC, Single Family, 6.10%, 6/1/30	3,935	3,948
Alaska HFC, Single Family, 6.15%, 6/1/39	4,780	4,794
		8,742
Arizona 1.8%		
Arizona HFA, Banner Health, 5.50%, 1/1/38	3,500	3,252

Arizona HFA, Banner Health, 6.00%, 1/1/27	4,500	4,546
Peoria IDA, Sierra Winds Life Care, 6.25%, 8/15/14	2,040	1,933
Peoria IDA, Sierra Winds Life Care, 6.25%, 8/15/20	4,500	3,645
Peoria IDA, Sierra Winds Life Care, 6.375%, 8/15/29	1,250	913
Peoria IDA, Sierra Winds Life Care, 6.50%, 8/15/31	1,000	695
Pima County IDA, Tucson Electric Power 6.375%, 9/1/29	5,000	4,270
Tempe IDA, Friendship Village, 5.375%, 12/1/13	786	720
Tempe IDA, Friendship Village, 6.75%, 12/1/30	2,700	1,943
		21,917
California 6.1%		
Austin Trust Receipts (Bank of America), California Housing Home Mortgage Program, RIB, VR, 10.112%, 8/1/33 (2)	6,295	4,366
Banning Fin. Auth., Electric, 5.00%, 6/1/38 (3)	2,000	1,685
Brea PFA, Redev. Agency, Tax Allocation, 7.125%, 9/1/26	800	801
California Dept. of Veterans Affairs, Home Purchase 5.25%, 12/1/37 (2)	7,490	6,244
California HFA, Providence Health & Services, 6.50%, 10/1/38	3,250	3,403
California Housing Fin. Agency, Home Mortgage, 5.45%, 8/1/33	2,500	2,380
California Housing Fin. Agency, Home Mortgage, 5.50%, 8/1/38	7,065	6,672
California Pollution Control Fin. Auth., Waste Management, VR 5.125%, 11/1/23 (2)	4,000	3,318
California Pollution Control Fin. Auth., Waste Management 5.40%, 4/1/25 (2)	6,000	5,030
California Public Works Board, Mental Health, Coalinga 5.125%, 6/1/29	5,545	4,856
California Statewide CDA, Daughters of Charity Health 5.25%, 7/1/24	2,000	1,439
California Statewide CDA, Front Porch Communities 5.125%, 4/1/37 (4)	12,800	8,002
California Statewide CDA, Memorial Health Services 6.00%, 10/1/23	1,800	1,814

California Tobacco Securitization Agency, Tobacco Industry Los Angeles County, STEP, 0.00%, 6/1/21	5,445	3,443
Capistrano Unified School Dist. No. 90-2, Talega 6.00%, 9/1/33	1,250	1,026
Corona Community Fac. Dist. #2002-4, Special Tax 5.80%, 9/1/29	2,000	1,508
Corona Community Fac. Dist. #2002-4, Special Tax 5.875%, 9/1/34	2,000	1,456
East Palo Alto Redev. Agency, Univ. Circle Gateway/101 Corridor, 6.50%, 10/1/19	1,000	1,050
East Palo Alto Redev. Agency, Univ. Circle Gateway/101 Corridor, 6.625%, 10/1/29	1,780	1,870
Fresno Joint Powers Fin. Auth., 6.55%, 9/2/12	100	100
Golden State Tobacco Securitization Corp., Tobacco Industry 4.50%, 6/1/27	3,110	2,309
Golden State Tobacco Securitization Corp., Tobacco Industry STEP, 0.00%, 6/1/37	12,000	4,693
Long Beach Bond Fin. Auth., Natural Gas 5.50%, 11/15/30	1,085	792
Pomona PFA, Water Utility, 5.00%, 5/1/47 (5)	2,735	2,344
Santa Clara County Fin. Auth., El Camino Hosp. 5.75%, 2/1/41 (5)	2,290	2,154
West Sacramento Fin. Auth., 5.00%, 9/1/34 (3)	2,000	1,701
		74,456

Colorado 3.3%

Beacon Point Metropolitan Dist., 4.375%, 12/1/15	420	434
Colorado Ed. & Cultural Fac. Auth., Elbert County, Legacy Academy Charter 7.25%, 3/1/24	735	624
Colorado Ed. & Cultural Fac. Auth., Elbert County, Legacy Academy Charter 7.375%, 3/1/35	785	621
Colorado Ed. & Cultural Fac. Auth., Excel Academy 5.50%, 12/1/25 (3)	1,295	1,163
Colorado Ed. & Cultural Fac. Auth., Excel Academy 5.50%, 12/1/33 (3)	1,550	1,322

Colorado Ed. & Cultural Fac. Auth., Excel Academy 7.30%, 12/1/23 (Prerefunded 12/1/11) (1)	900	1,040
Colorado Ed. & Cultural Fac. Auth., Excel Academy 7.50%, 12/1/33 (Prerefunded 12/1/11) (1)	1,750	2,031
Colorado Ed. & Cultural Fac. Auth., Front Range Christian School, 4.875%, 4/1/37	2,750	2,240
Colorado Ed. & Cultural Fac. Auth., Knowledge Quest Charter School, 6.50%, 5/1/36	1,925	1,363
Colorado Ed. & Cultural Fac. Auth., Monument Academy 5.875%, 10/1/27	1,185	792
Colorado Ed. & Cultural Fac. Auth., Monument Academy 6.00%, 10/1/37	3,000	1,864
Colorado Ed. & Cultural Fac. Auth., Monument Academy 7.25%, 10/1/39	545	421
Colorado Ed. & Cultural Fac. Auth., Peak to Peak Charter Schools, 7.50%, 8/15/21 (Prerefunded 8/15/11) (1)	855	967
Colorado Ed. & Cultural Fac. Auth., Windsor Academy Charter School, 5.70%, 5/1/37	800	475
Colorado HFA, 6.50%, 11/15/31 (Prerefunded 11/15/11) (1)	2,000	2,276
Colorado HFA, 6.625%, 11/15/26 (Prerefunded 11/15/11) (1)	500	571
Colorado HFA, Christian Living Communities, 5.25%, 1/1/17	1,245	1,114
Colorado HFA, Christian Living Communities, 5.75%, 1/1/37	2,000	1,277
Colorado HFA, Christian Living Communities, 8.25%, 1/1/24	375	375
Colorado HFA, Christian Living Communities, 9.00%, 1/1/34	750	749
Colorado HFA, Covenant Retirement Communities 6.125%, 12/1/33	4,900	3,721
Colorado HFA, Sisters of Charity of Leavenworth, VRDN 0.63%, 12/1/38	5,000	5,000
Colorado HFA, Valley View Hosp., 5.75%, 5/15/36	4,000	3,211
E-470 Public Toll Highway Auth., 5.50%, 9/1/24	2,500	2,090
Park Creek Metropolitan Dist., Property Tax, 5.50%, 12/1/37	4,000	3,012
Univ. of Colorado, 5.375%, 6/1/38	1,000	1,021
		39,774

Connecticut 2.5%		
Connecticut Dev. Auth., Light & Power, 5.85%, 9/1/28	2,215	2,110
Connecticut Dev. Auth., Light & Power, PCR, 5.85%, 9/1/28	5,000	4,763
Mashantucket Western Pequot Tribe, 5.50%, 9/1/28	9,000	4,762
Mashantucket Western Pequot Tribe, 5.50%, 9/1/36 (4)	12,285	5,995
Mashantucket Western Pequot Tribe, 5.70%, 9/1/12 (4)	1,000	861
Mashantucket Western Pequot Tribe, 5.75%, 9/1/18 (4)	1,000	683
Mashantucket Western Pequot Tribe, 5.75%, 9/1/27 (4)	4,200	2,340
Mashantucket Western Pequot Tribe, 6.50%, 9/1/31 (4)	1,500	883
Mohegan Tribe Indians, 6.25%, 1/1/21	2,500	1,648
Mohegan Tribe Indians, 6.25%, 1/1/31	10,250	5,862
Mohegan Tribe Indians, Gaming, Public Improvement 5.125%, 1/1/23	1,350	753
		30,660
Delaware 0.3%		
Sussex County, Cadbury Lewes, 5.15%, 1/1/12	1,075	1,022
Sussex County, Cadbury Lewes, 5.45%, 1/1/16	850	714
Sussex County, Cadbury Lewes, 6.00%, 1/1/35	2,505	1,534
		3,270
District of Columbia 1.1%		
District of Columbia, Friendship Public Charter School 5.00%, 6/1/26 (6)	1,450	866
District of Columbia, Friendship Public Charter School 5.00%, 6/1/35 (6)	3,655	1,938
District of Columbia, GO, 5.375%, 6/1/17 (7)	3,365	3,428
District of Columbia, Henry Adams House/Gables, James F. Oyster Elementary School, 6.60%, 11/1/15	1,380	1,275
District of Columbia, The Methodist Home of D.C. 5.50%, 1/1/11	685	670

District of Columbia, The Methodist Home of D.C. 6.00%, 1/1/20	3,920	3,146
District of Columbia Water & Sewer Auth., Public Utility 6.00%, 10/1/35	1,500	1,580
		12,903
Florida 6.1%		
Ave Maria Stewardship Community Dev. Dist., 4.80%, 11/1/12	4,250	2,582
Ave Maria Stewardship Community Dev. Dist., 5.125%, 5/1/38	1,000	486
Belmont Community Dev. Dist., 5.125%, 11/1/14	2,945	1,178
Brandy Creek Community Dev. Dist., 6.35%, 5/1/34	940	872
Double Branch Community Dev. Dist., 6.70%, 5/1/34	1,430	1,370
Fishhawk Community Dev. Dist. II, 5.00%, 5/1/12	2,180	1,097
Fishhawk Community Dev. Dist. II, 5.125%, 11/1/09	660	510
Greyhawk Landing Community Dev. Dist., 6.25%, 5/1/09	185	175
Highlands County HFA, Adventist Health/Sunbelt, VR 5.00%, 11/15/23	500	459
Laguna Lakes Community Dev. Dist., 6.40%, 5/1/33 (Prerefunded 5/1/13) (1)	930	1,093
Lee County IDA, Cypress Cove at Healthpark, 6.375%, 10/1/25	2,600	1,874
Lee Memorial Health System Board, VRDN, 0.55%, 4/1/33	1,200	1,200
Lee Memorial Health System Board, VRDN, 0.55%, 4/1/33	2,700	2,700
Miami-Dade County EFA, Univ. of Miami, 5.50%, 4/1/38	5,810	5,678
Middle Village Community Dev. Dist., Special Assessment 5.00%, 5/1/09	145	134
Middle Village Community Dev. Dist., Special Assessment 5.80%, 5/1/22	890	611
North Brevard County Hosp. Dist., Parrish Medical Center 5.75%, 10/1/43	5,000	3,921
Orange County HFA, Westminster Community Care 6.50%, 4/1/12	1,215	1,196
Orange County HFA, Westminster Community Care 6.75%, 4/1/34	2,695	2,013

OTC Community Dev. Dist., Special Assessment, 5.30%, 5/1/38	2,770	1,608
Paseo Community Dev. Dist., 5.00%, 2/1/11	4,430	2,222
Preserve at Wilderness Lake Community Dev. Dist. 5.00%, 5/1/09	30	30
Preserve at Wilderness Lake Community Dev. Dist. 5.90%, 5/1/34	2,130	1,389
Saint John's County IDA, Glenmoor, 5.00%, 1/1/16	1,850	1,505
Saint John's County IDA, Glenmoor, 5.25%, 1/1/26	1,000	600
Saint John's County IDA, Glenmoor, 5.375%, 1/1/40	2,500	1,330
Seminole Tribe of Florida, 5.25%, 10/1/27 (4)	13,000	8,857
Seminole Tribe of Florida, 5.50%, 10/1/24 (4)	2,200	1,605
Seven Oaks Community Dev. Dist. II, 5.00%, 5/1/09	2,585	1,551
Seven Oaks Community Dev. Dist. II, 5.875%, 5/1/35	1,855	945
South Miami HFA, Baptist Health South 5.00%, 8/15/37	16,000	13,809
South Village Community Dev. Dist., 5.70%, 5/1/35	2,915	1,648
Tolomato Community Dev. Dist., Special Assessment 6.375%, 5/1/17	1,500	1,222
Tolomato Community Dev. Dist., Special Assessment 6.45%, 5/1/23	1,000	721
Tolomato Community Dev. Dist., Special Assessment 6.65%, 5/1/40	1,000	633
Watergrass Community Dev. Dist., Special Assessment 5.125%, 11/1/14	3,000	1,520
Winter Garden Village Fowler Grove, 5.65%, 5/1/37	6,190	4,423
		74,767
Georgia 2.2%		
Americus & Sumter County Hosp. Auth., Magnolia Manor 6.25%, 5/15/19	1,500	1,236
Americus & Sumter County Hosp. Auth., Magnolia Manor 6.375%, 5/15/29	3,500	2,534
Atlanta, Princeton Lakes, 5.50%, 1/1/31	365	239

Augusta, Airport, 5.15%, 1/1/35	1,600	932
Chatham County Hosp. Auth., Memorial Health 6.125%, 1/1/24	3,250	2,619
Fulton County Residential Care Fac. Elderly, Canterbury Court 6.125%, 2/15/34	2,000	1,281
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/26	2,275	1,717
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/27	5,000	3,740
Main Street Natural Gas, Georgia Municipal Gas Auth. 5.50%, 9/15/28	2,250	1,659
Main Street Natural Gas, Georgia Municipal Gas Auth. 6.375%, 7/15/38 (8)(13)	6,775	2,033
Rockdale County Dev. Auth., Pratt Industries USA 6.125%, 1/1/34 (2)	5,000	3,251
Savannah Economic Dev. Auth., Marshes of Skidaway 6.85%, 1/1/19	2,240	1,881
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34	2,700	2,217
Savannah Economic Dev. Auth., Marshes of Skidaway, VR 9.50%, 1/1/34	1,445	1,447
		26,786
Guam 0.6%		
Guam Gov't. Waterworks Auth., 5.875%, 7/1/35	8,750	6,927
		6,927
Hawaii 0.2%		
Hawaii Dept. of Budget & Fin., Kahala Nui Senior Living 7.875%, 11/15/23	2,500	2,379
		2,379
Idaho 0.4%		
Idaho Housing Agency, Single Family, 7.80%, 1/1/23 (2)	25	25

Nez Perce County, Potlatch Corp., PCR, IDRB, 7.00%, 12/1/14	1,000	895
Power County, PCR, FMC Corp., Solid Waste, 6.45%, 8/1/32 (2)	4,570	3,683
		4,603
Illinois 4.8%		
Aurora Economic Dev., Advocate Health Care Network, Dreyer Medical Clinic, 8.75%, 7/1/14	2,225	2,226
Bolingbrook Special Service Area No. 1, Forest City, STEP 5.90%, 3/1/27	1,750	1,181
Gilberts, Special Service Area No. 15, Gilberts Town Center 6.25%, 3/1/35	5,804	3,443
Illinois Dev. Fin. Auth., Citgo Petroleum, PCR, 8.00%, 6/1/32 (2)	1,750	1,612
Illinois EFA, Augustana College, 5.70%, 10/1/32	2,500	2,050
Illinois Fin. Auth., Advocate Health Care Network 6.50%, 11/1/38	2,500	2,574
Illinois Fin. Auth., Edward Health Services, 5.50%, 2/1/40 (5)	2,750	2,126
Illinois Fin. Auth., Monarch Landing, 7.00%, 12/1/37	2,500	1,699
Illinois HFA, Friendship Village of Schaumburg, 5.00%, 2/15/15	1,000	868
Illinois HFA, Friendship Village of Schaumburg 5.625%, 2/15/37	7,600	4,207
Illinois HFA, Institute of Technology, 5.00%, 4/1/31	4,000	2,918
Illinois HFA, Institute of Technology, 5.00%, 4/1/36	8,000	5,611
Illinois HFA, Landing at Plymouth Place, 6.00%, 5/15/37	3,400	2,057
Illinois HFA, Smith Village, 6.25%, 11/15/35	5,800	3,792
Illinois HFA, Tabor Hills Supportive Living, 5.25%, 11/15/26	2,300	1,541
Illinois HFA, Tabor Hills Supportive Living, 5.25%, 11/15/36	2,000	1,086
Illinois HFA, Three Crowns Park Plaza, 5.875%, 2/15/38	3,250	1,936
Illinois HFA, Villa Saint Benedict, 6.90%, 11/15/33	3,500	1,891
Illinois Toll Highway Auth., 5.50%, 1/1/33	2,500	2,556
Lombard Public Fac. Corp., Conference Center 5.50%, 1/1/30 (6)	2,225	1,325
Regional Transportation Auth., 6.00%, 7/1/33 (9)	7,500	8,214

Yorkville United City Special Service Area, Bristol Bay 5.875%, 3/1/36	5,980	3,679
		58,592
Indiana 3.5%		
Goshen, Greencroft Obligated Group, 5.75%, 8/15/28	5,250	3,464
Indiana Fin. Auth., Duke Energy, VRDN, 0.61%, 10/1/40 (2)	1,100	1,100
Indiana Health & Ed. Fac. Fin. Auth., Community Foundation 5.50%, 3/1/37	7,000	5,318
Indiana HFFA, Community Foundation, 6.00%, 3/1/34	3,000	2,481
Indianapolis Airport Auth., Airport Maintenance Center, United Airlines, 6.50%, 11/15/31 (2)(8)(13)	9,923	198
Indianapolis Airport Auth., Federal Express, IDRB 5.10%, 1/15/17 (2)	12,750	10,710
Japser County Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16	2,200	2,196
Rockport Ind. PCR, American Electric Power, 4.15%, 7/1/25 (Tender 7/15/11) (5)	5,000	4,922
Saint Joseph County, Holy Cross Village at Notre Dame 6.00%, 5/15/38	1,975	1,277
Saint Joseph County, Madison Center, 5.45%, 2/15/17	2,855	2,795
Saint Joseph County, Madison Center, 5.50%, 2/15/21	1,190	1,113
Vigo County Hosp. Auth., Union Hosp., 5.70%, 9/1/37	5,750	3,727
Vigo County Hosp. Auth., Union Hosp., 5.75%, 9/1/42 (4)	4,500	2,824
		42,125
Iowa 1.1%		
Altoona, Urban Renovation Tax, 6.00%, 6/1/43	4,000	3,418
Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/10	1,000	983
Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/11	1,000	960
Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/12	1,825	1,707
Iowa Fin. Auth., Care Initiatives, 5.50%, 7/1/25	3,000	2,128

Scott County, Ridgecrest Village, 5.25%, 11/15/27	4,500	3,103
Scott County, Ridgecrest Village, 5.625%, 11/15/18	1,600	1,322
		13,621
Kansas 1.1%		
Lenexa Health Care Fac., Lakeview Village, 6.875%, 5/15/32 (Prerefunded 5/15/13) (1)	1,100	1,281
Overland Park Dev. Corp., 7.375%, 1/1/32 (Prerefunded 1/1/12) (1)	5,500	6,076
Wyandotte County Unified Gov't., 4.75%, 12/1/16	3,250	2,934
Wyandotte County Unified Gov't., 5.00%, 12/1/20	3,350	2,896
		13,187
Louisiana 1.6%		
Hodge Utility, Smurfit-Stone Container Corp., PCR 7.45%, 3/1/24 (2)(13)	6,250	375
Louisiana Local Gov't Environmental Fac. Auth., Westlake Chemical, 6.75%, 11/1/32	5,000	3,294
Saint John Baptist Parish, Marathon Oil, PCR, 5.125%, 6/1/37	19,195	14,031
Tobacco Settlement Fin. Corp., Tobacco Industry 5.875%, 5/15/39	2,200	1,416
		19,116
Maryland 7.3%		
Annapolis, IDRB, Park Place, 5.35%, 7/1/34	2,650	1,546
Baltimore City, Convention Center Hotel, 5.875%, 9/1/39	3,950	2,182
Baltimore City, Harborview Lot No. 2, 6.50%, 7/1/31	1,750	1,231
Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/26	2,250	1,644
Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/36	4,850	3,192
Howard County, Vantage House, 5.25%, 4/1/33	1,000	558
Howard County, Vantage House, 5.25%, 4/1/37	2,370	1,278
Maryland CDA, Residential, 4.95%, 9/1/38 (2)	4,470	3,824

Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 5.00%, 12/1/31	9,000	4,563
Maryland Economic Dev. Corp., Golf Course, 8.25%, 6/1/28 (Prerefunded 6/1/11) (1)	3,805	4,362
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/22	725	523
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/34	8,265	5,015
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/37	2,750	1,747
Maryland Economic Dev. Corp., U.S. Pharmacopeial, VRDN 0.60%, 7/1/38	5,190	5,190
Maryland Energy Fin. Administration, Office Paper 7.50%, 9/1/15 (2)	4,085	3,698
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/25	2,750	2,266
Maryland HHEFA, Anne Arundel Health, 6.75%, 7/1/39	5,000	5,022
Maryland HHEFA, Carroll Hosp. Center, 5.80%, 7/1/32	1,500	1,321
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/19	1,300	1,313
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/26	1,000	938
Maryland HHEFA, Collington Episcopal, 6.75%, 4/1/23 (Prerefunded 4/1/11) (1)	120	134
Maryland HHEFA, Ingleside at King Farm, 5.00%, 1/1/17	5,605	4,265
Maryland HHEFA, Ingleside at King Farm, 5.30%, 1/1/37	1,350	702
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	8,000	6,111
Maryland HHEFA, Stevenson Univ., VRDN, 0.60%, 7/1/30	1,070	1,070
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.53%, 7/1/34	1,200	1,200
Maryland HHEFA, Upper Chesapeake Health, 6.00%, 1/1/38	5,000	3,857
Maryland HHEFA, Washington County Hosp., 5.75%, 1/1/33	3,175	2,466
Maryland HHEFA, Washington County Hosp., 5.75%, 1/1/38	2,625	1,999
Maryland HHEFA, Washington County Hosp., 6.00%, 1/1/43	4,575	3,494
Montgomery County, BAN, GO, VRDN, 0.65%, 6/1/26	5,125	5,125

Sugar Creek, LaFarge North America, IDRB, 5.65%, 6/1/37 (2)	3,750	2,365
		17,391
Montana 0.1%		
Montana Board of Housing, Single Family, 6.00%, 12/1/29 (2)	1,790	1,797
		1,797
Nebraska 0.0%		
Kearney, Great Platte River Road Memorial 8.00%, 9/1/12 (8)(15)	123	24
Kearney, Great Platte River Road Memorial Zero Coupon, 9/1/12 (8)	1,583	22
		46
Nevada 1.9%		
Clark County School Dist., GO, VRDN, 0.62%, 6/15/21 (7)	550	550
Clark County, IDRB, PCR, Nevada Power, 5.60%, 10/1/30 (2)	5,000	3,403
Clark County, IDRB, PCR, Nevada Power, 5.90%, 10/1/30 (2)	6,500	4,696
Clark County, IDRB, PCR, Nevada Power, 5.90%, 11/1/32 (2)	2,500	1,775
Clark County, IDRB, PCR, Southwest Gas, VR, 5.45%, 3/1/38	2,875	2,641
Clark County, IDRB, PCR, Southwest Gas, VR, 5.80%, 3/1/38 (2)	7,545	6,898
Reno, Renown Regional Medical Center, 5.25%, 6/1/41	3,840	2,788
		22,751
New Hampshire 0.6%		
New Hampshire HEFA, Covenant Health, 5.00%, 7/1/31	715	543
New Hampshire HEFA, Covenant Health, 5.00%, 7/1/31	3,800	2,884
New Hampshire HEFA, Covenant Health, 5.00%, 7/1/37	2,555	1,865
New Hampshire HEFA, Exeter Hosp., 6.00%, 10/1/24	2,000	1,916
		7,208

Oneida County IDA, Saint Elizabeth Medical Center 5.875%, 12/1/29	2,750	1,854
Oneida County IDA, Saint Elizabeth Medical Center 6.00%, 12/1/19	2,520	1,976
Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (4)	6,500	4,152
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (4)	5,500	4,302
Suffolk County IDA, Huntington Hosp., 5.875%, 11/1/32	4,000	3,319
Triborough Bridge & Tunnel Auth., 5.00%, 11/15/37	16,000	15,524
		89,939
North Carolina 0.7%		
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.55%, 1/15/26	200	200
Columbus County Ind. Fac., PCR, Int'l. Paper 4.625%, 3/1/27 (2)	5,000	2,698
Gaston County Ind. Fac., National Gypsum, IDRB, PCR 5.75%, 8/1/35 (2)	6,100	3,210
North Carolina Medical Care Commission, Maria Parham Medical Center, 6.50%, 10/1/26	3,450	2,422
		8,530
North Dakota 0.3%		
Mercer County PCR , Basin Electric Power Cooperative 7.20%, 6/30/13 (5)	3,500	3,933
		3,933
Ohio 1.6%		
Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 5.125%, 6/1/24	2,880	2,094
Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 5.75%, 6/1/34	5,330	3,167
Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 6.50%, 6/1/47	15,000	9,369

Franklin County, Ohio Presbyterian Retirement Services 7.125%, 7/1/29 (Prerefunded 7/1/11) (1)	500	569
Montgomery County Hosp., Catholic Health Initiatives 6.00%, 12/1/19 (11)	1,785	1,897
Montgomery County Hosp., Catholic Health Initiatives 6.00%, 12/1/19	1,730	1,772
Ohio Environmental Fac., Ford Motor, IDRB, 6.15%, 6/1/30 (2)	1,500	293
		19,161
Oklahoma 0.7%		
Jackson County Memorial Hosp. Auth., 7.30%, 8/1/15	4,550	4,436
Norman Regional Hosp. Auth., 5.375%, 9/1/36	3,600	2,264
Oklahoma County Fin. Auth., Epworth Villa, 5.875%, 4/1/30	3,335	2,165
Oklahoma Dev. Fin. Auth., 7.25%, 2/1/16 (Prerefunded 2/1/15) (1)	170	197
		9,062
Oregon 0.9%		
Deschutes County Hosp. Fac. Auth., Cascade Healthcare Community, 8.25%, 1/1/38	5,000	5,439
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/17 (6)	2,885	2,315
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/18 (6)	3,185	2,493
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/19 (6)	1,125	856
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/21	660	482
		11,585
Pennsylvania 4.7%		
Allegheny County Hosp. Dev. Auth., 9.25%, 11/15/22 (Prerefunded 11/15/10) (1)	1,000	1,150
Bucks County IDA, Ann's Choice, 6.25%, 1/1/35	2,750	1,832

Bucks County IDA, Chandler Hall, 6.20%, 5/1/19	1,275	1,039
Bucks County IDA, Chandler Hall, 6.30%, 5/1/29	7,875	5,510
Cumberland County Municipal Auth., Wesley Affiliated Services 7.125%, 1/1/25 (Prerefunded 1/1/13) (1)	4,200	4,977
Delaware County IDA, American Ref-Fuel, 6.20%, 7/1/19	3,405	3,034
Lancaster County Hosp. Auth., Brethren Village 6.375%, 7/1/30	1,000	807
Lancaster County Hosp. Auth., Brethren Village, 6.50%, 7/1/40	2,500	1,933
Lancaster County Hosp. Auth., Saint Anne's Home for the Aged 6.60%, 4/1/24	3,200	2,531
Montgomery County IDA, The Hill at Whitemarsh 6.125%, 2/1/28	7,175	4,616
Northampton County General Purpose Auth., Saint Lukes Hosp. Bethlehem, 5.375%, 8/15/28	990	824
Northampton County General Purpose Auth., Saint Lukes Hosp. Bethlehem, 5.50%, 8/15/40	5,760	4,512
Pennsylvania Economic Dev. Fin. Auth., Reliant Energy, IDRB VR, 6.75%, 12/1/36 (2)	6,650	5,270
Pennsylvania Economic Dev. Fin. Auth., Reliant Energy, IDRB VR, 6.75%, 12/1/36 (2)	4,000	3,170
Pennsylvania Higher EFA, Elizabethtown College 5.00%, 12/15/24 (12)	1,580	1,315
Pennsylvania Higher EFA, Philadelphia Univ., 5.25%, 6/1/32	1,650	1,201
Pennsylvania Higher EFA, Philadelphia Univ., 5.50%, 6/1/20	1,000	870
Pennsylvania Higher EFA, Widener Univ., 5.375%, 7/15/29	1,000	801
Pennsylvania Housing Fin. Agency, Single Family 5.45%, 10/1/38	1,120	1,066
Susquehanna Area Regional Airport Auth., 6.50%, 1/1/38 (2)	3,250	2,197
West Shore Area Auth., Holy Spirit Hosp., 6.25%, 1/1/32	3,750	2,993
Westmoreland County IDA, Redstone Presbyterian Seniorcare 8.00%, 11/15/23 (Prerefunded 11/15/10) (1)	5,000	5,548
		57,196

York County, Celanese, IDRB, 5.70%, 1/1/24 (2)	425	236
		31,189
South Dakota 0.4%		
South Dakota HEFA, Avera Health, 5.25%, 7/1/38	2,250	1,760
South Dakota HEFA, Sanford Health, Sioux Valley Hosp. 5.50%, 11/1/31	3,500	3,219
		4,979
Tennessee 1.7%		
Chattanooga Health, Ed. & Housing Fac. Board, Catholic Health Initiatives, VRDN, 0.30%, 5/1/39	1,800	1,800
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.125%, 10/1/35	3,370	2,124
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.50%, 10/1/20	3,025	2,387
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 6.00%, 10/1/35	5,850	3,971
Clarksville Public Building Auth., GO, VRDN, 0.60%, 1/1/33	985	985
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/35	5,000	607
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/36	4,500	503
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/37	4,000	411
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/38	5,000	471
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/40	3,000	237
Maury County Ind. Dev. Board, Solid Waste, 6.25%, 8/1/18 (Prerefunded 8/1/11) (1)(2)	1,600	1,758
Sullivan County Health, Ed. & Housing Fac., Wellmont Health 5.25%, 9/1/36	2,500	1,499
Sullivan County Health, Ed. & Housing Fac., Wellmont Health 6.25%, 9/1/22 (Prerefunded 9/1/12) (1)	1,940	2,214

Sullivan County Health, Ed. & Housing Fac., Wellmont Health 6.25%, 9/1/22 (Prerefunded 9/1/12) (1)	1,160	1,324
		20,291
Texas 9.3%		
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 5.875%, 11/15/18	2,750	2,349
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 6.00%, 11/15/29	3,500	2,417
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 7.00%, 11/15/33	4,250	3,049
Austin Convention Enterprises, 5.75%, 1/1/34	3,500	2,108
Austin Convention Enterprises, 6.00%, 1/1/19	1,000	771
Austin Convention Enterprises, 6.00%, 1/1/20	1,000	747
Brazos River Auth., Texas Competitive Electric, PCR 7.70%, 4/1/33 (2)	4,850	2,668
Brazos River Auth., Texas Competitive Electric, PCR 8.25%, 5/1/33 (2)	10,000	5,850
Brazos River Auth., Texas Competitive Electric, PCR, VR 6.75%, 4/1/38 (2)	2,675	1,592
Guadalupe-Blanco River Auth., AEP Texas Central, IDRB 5.625%, 10/1/17	5,000	4,687
Gulf Coast IDA, Citgo Petroleum, VR, 7.50%, 5/1/25 (2)	1,030	992
Gulf Coast Waste Disposal Auth., Anheuser-Busch Companies 5.90%, 4/1/36 (2)	6,750	5,356
Gulf Coast Waste Disposal Auth., Waste Management 5.20%, 5/1/28 (2)	4,000	3,192
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare, 7.00%, 12/1/27	1,000	1,056
Harris County Health Fac. Dev. Corp., Memorial Hermann Healthcare 7.25%, 12/1/35	2,150	2,249
Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 0.75%, 12/1/39 (7)	12,800	12,800
Harris County Health Fac. Dev. Corp., Methodist Hosp., VRDN 0.75%, 12/1/39 (7)	6,450	6,450

Tooele County, Union Pacific, PCR, 5.70%, 11/1/26 (2)	8,050	5,860
		8,072
Virgin Islands 0.3%		
Virgin Islands PFA, Hovensa Refinery, 4.70%, 7/1/22 (2)	1,250	755
Virgin Islands PFA, Hovensa Refinery, 5.875%, 7/1/22 (2)	1,800	1,249
Virgin Islands PFA, Hovensa Refinery, 6.125%, 7/1/22 (2)	2,350	1,721
		3,725
Virginia 3.1%		
Bedford County IDA, Georgia Pacific, Nekoosa 6.55%, 12/1/25 (2)	7,760	4,923
Buena Vista Public Recreational Auth., 5.50%, 7/15/35 (6)	2,075	1,163
Charles City County IDA, Waste Management, IDRB, VR 6.25%, 4/1/27 (2)	1,500	1,465
Chesapeake Hosp. Auth., Chesapeake General Hosp. 5.25%, 7/1/14	1,775	1,837
Fauquier County IDA, Fauquier Hosp., 5.25%, 10/1/37	2,200	1,637
Goochland County IDA, Georgia Pacific, Nekoosa, IDRB 5.65%, 12/1/25 (2)	4,405	2,503
Henrico County Economic Dev. Auth., Virginia United Methodist Homes, 6.50%, 6/1/22	1,000	857
Hopewell IDA, Smurfit - Stone Container Corp., 5.25%, 6/1/15	5,900	354
James City County Economic Dev. Auth., Windsormeade 5.40%, 7/1/27	2,000	1,248
James City County Economic Dev. Auth., Windsormeade 5.50%, 7/1/37	3,495	1,984
Lexington IDA, Stonewall Jackson Hosp., 6.05%, 7/1/09	125	125
Lexington IDA, Stonewall Jackson Hosp., 7.00%, 7/1/25	240	195
New Port CDA, Special Assessment, 5.50%, 9/1/26	1,000	561
New Port CDA, Special Assessment, 5.60%, 9/1/36	1,000	504
Norfolk Economic Dev. Auth., New Empowerment Zone Fac. 6.00%, 11/1/36 (2)	1,435	844

PREFERRED STOCKS 0.7%

Charter Mac Equity Issuer Trust (4)	4,000	4,050
Munimae Bond Subsidary (2)(4)	6,000	4,200
Total Preferred Stocks (Cost $10,000)		8,250

Total Investments in Securities

98.3% of Net Assets (Cost $1,535,101) **$ 1,195,748**

‡ Denominated in U.S. dollars unless otherwise noted.
(1) Prerefunded date is used in determining portfolio maturity.
(2) Interest subject to alternative minimum tax
(3) Insured by XL Capital Assurance Inc.
(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $48,754 and represents 4.0% of net assets.
(5) Insured by AMBAC Assurance Corp.
(6) Insured by ACA Financial Guaranty Corp.
(7) Insured by Financial Security Assurance Inc.
(8) Non-income producing
(9) Insured by Financial Guaranty Insurance Company
(10) Insured by Assured Guaranty U.S. Holdings
(11) Escrowed to maturity
(12) Insured by Radian Asset Assurance Inc.
(13) Issuer filed petition for Chapter 11 backruptcy protection; the amount and timing of future liquidation distributions is uncertain.
(14) Issuer filed petition for Chapter 11 backruptcy protection on 9/24/2007. To date, the fund has received cash distributions of all pre-petition interest and $613.57 per $1,000 par; the amount and timing of future distributions is uncertain.
(15) Payment of interest deferred through 2010 pursuant to forbearance agreement.
BAN Bond Anticipation Note
CDA Community Development Administration/Authority
EFA Educational Facility Authority
GO General Obligation
HDA Housing Development Authority
HEFA Health & Educational Facility Authority
HFA Health Facility Authority
HFC Housing Finance Corp.
HFFA Health Facility Financing Authority
HHEFA Health & Higher Educational Facility Authority
IDA Industrial Development Authority/Agency
IDRB Industrial Development Revenue Bond
PCR Pollution Control Revenue

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 2/28/09
Investment Income (Loss)	
Income	
Interest	$ 85,046
Other	276
Total income	85,322
Expenses	
Investment management	8,193
Shareholder servicing	649
Prospectus and shareholder reports	91
Custody and accounting	298
Registration	67
Legal and audit	31
Directors	11
Interest on secured borrowings	276
Miscellaneous	11
Total expenses	9,627
Expenses paid indirectly	(6)
Net expenses	9,621
Net investment income	75,701
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(16,994)
Futures	74
Swaps	(64)
Net realized loss	(16,984)
Change in net unrealized gain (loss)	
Securities	(238,216)
Swaps	(111)
Change in net unrealized loss	(238,327)
Net realized and unrealized loss	(255,311)
DECREASE IN NET ASSETS FROM OPERATIONS	$ (179,610)

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on March 1, 1985. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income is recorded on the exdividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On March 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161 (FAS 161), Disclosures about Derivative Instruments and Hedging Activities, which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures; however, it is expected to have no material impact on the trust’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulleting Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on February 28, 2009:

Following is a reconciliation of the fund’s Level 3 investments for the year ended February 28, 2009:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At February 28, 2009, approximately 36% of the fund’s net assets were invested, directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the year ended February 28, 2009, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Credit Default Swaps During the year ended February 28, 2009, the fund was a party to credit default swaps. The fund may use swaps in an effort to manage exposure to changes in credit quality, to adjust overall exposure to certain markets, to enhance total return or protect the value of portfolio securities, to serve as a cash management tool, and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) will make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument or issuer thereof. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers and the possible failure of a counterparty to perform in accordance with the terms of the swap agreements.

Residual-Interest Bonds During the year ended February 28, 2009, the fund held residual-interest bonds (RIBs) purchased from third-party special purpose trusts which securitize an underlying bond into RIBs and short-term floating-rate bonds. RIBs generally are entitled to the cash flows of the underlying bond that remain after payment of amounts due to the floating-rate bondholders and trust-related fees; they also generally have the right to acquire the underlying bond from the trust. RIBs can only be traded in accordance with Rule 144A of the Securities Act of 1933 and cannot be offered for public resale. Risks arise from changes in interest rates and the value of the underlying bond, and the sale of the RIBs may involve delay or additional costs.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $483,423,000 and $364,231,000, respectively, for the year ended February 28, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards. For the year ended February 28, 2009, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Distributions during the years ended February 28, 2009, and February 29, 2008, totaled $75,481,000 and $74,229,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the recognition of market discount amortization for tax purposes.The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2009, unused capital loss carryforwards expire as follows: $1,699,000 in fiscal 2010, $8,610,000 in fiscal 2011, $61,000 in fiscal 2014, and $6,657,000 in fiscal 2017. Pursuant to federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions is deferred until the subsequent tax year. Consequently, realized losses reflected in the accompanying financial statements include net capital losses realized between November 1 and the fund’s fiscal year-end that have not been recognized for tax purposes (Post-October loss deferrals).

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2009, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the year ended February 28, 2009, expenses incurred pursuant to these service agreements were $171,000 for Price Associates and $462,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price Tax-Free High Yield Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Tax-Free High Yield Fund, Inc. (the “Fund”) at February 28, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 10, 2009

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $191,000 from short-term capital gains.

The fund’s distributions to shareholders included $75,316,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2006

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
1984	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche
Bank North America (2004 to present); Director, Chairman of the
Board, and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2001

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
1992	Advisors, L.P. (1992 to present)

*Each independent director oversees 126 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and
Portfolios Overseen]	Directorships of Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services, Inc.;
[126]	Chairman of the Board and Director, T. Rowe Price Global Investment
Services Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe
Price Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe
Price International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; Vice President,
2004	Tax-Free High Yield Fund
[39]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Free High Yield Fund	Principal Occupation(s)

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price International, Inc.

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company; formerly
Partner, PricewaterhouseCoopers LLP (to 2007)

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price Investment
Vice President	Services, Inc.

Chen Shao (1980)	Employee, T. Rowe Price; formerly Junior
Assistant Vice President	Accountant, News America Corporation,
and Reconciliation Associate, Cablevision
Corporation (to 2005); Assistant Store
Manager, Walgreen Company (to 2004)

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Assistant Vice President

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,922,000 and $1,486,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free High Yield Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	April 17, 2009

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	April 17, 2009